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                                                                    EXHIBIT 23.3

             [LETTERHEAD OF JONES, JENSEN & COMPANY APPEARS HERE]



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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December 2, 1996


Trans Energy
St. Marys, West Virginia

We hereby consent to the use of our audit report dated November 27, 1996 in the Form SB-2 registration statement of Trans Energy, Inc.


/s/ Jones, Jensen & Company
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Jones, Jensen & Company